GROSVENOR REGISTERED MULTI-STRATEGY FUND (TI 1), LLC
GROSVENOR REGISTERED MULTI-STRATEGY FUND (TI 2), LLC
GROSVENOR REGISTERED MULTI-STRATEGY FUND (TE), LLC
(each, a “Feeder Fund”)
And
GROSVENOR REGISTERED MULTI-STRATEGY MASTER FUND, LLC
(the “Master Fund,” and together with the Feeder Funds, the “Funds”)
One Bryant Park
New York, NY 10036
March 21, 2011
Dear Member:
          I am writing to inform you of a Joint Special Meeting (the “Meeting”) of Members of the Funds (“Members”) that will be held on March 21, 2011 at the offices of the Funds, One Bryant Park, 10th Floor, New York, NY 10036, at 11:00 a.m. (Eastern Time). The formal notice of the Meeting and related materials are enclosed. At the Meeting, Members of the Feeder Funds will vote on a proposal to approve a new investment advisory agreement between the Master Fund and Grosvenor Capital Management, L.P. (“Grosvenor”), pursuant to which Grosvenor (currently, the subadviser of the Master Fund) would replace Bank of America Capital Advisors LLC (“BACA”) as the investment adviser of the Master Fund (the “New Advisory Agreement”). Members will also vote to elect five persons, nominated by the Boards of Directors of the Funds (the “Board”), to serve as Directors of the Funds.
          BACA has determined that serving as investment adviser of investment funds that are sub-advised by investment managers that are not affiliated with Bank of America is no longer consistent with BACA’s primary business focus and believes that it would be in the best interests of the Funds and Members for Grosvenor to assume the role of investment adviser of the Master Fund. Thus, at a meeting of the Board held on December 16, 2010, BACA and Grosvenor proposed that the Master Fund enter into the New Advisory Agreement to enable Grosvenor to continue to manage the investment portfolio of the Master Fund as the investment adviser (instead of as the subadviser) of the Master Fund and to assume responsibility for providing to the Master Fund the various services currently provided by BACA. Grosvenor and BACA also proposed that the Board approve new management agreements between each of the Feeder Funds and Grosvenor (the “New Management Agreements”) in order to enable Grosvenor to assume responsibility for providing non-investment advisory management-related services that are currently provided to the Feeder Funds by BACA and are necessary for the operations of the Feeder Funds.
          After careful consideration of these proposals, the Board determined to approve various matters necessary for Grosvenor to succeed BACA as investment adviser of the Master Fund and in providing management-related services to the Feeder Funds. Among other things, the Board approved the New Advisory Agreement and the New Management Agreements to enable Grosvenor to serve as investment adviser of the Master Fund and to assume responsibility for providing all of the services that are now provided to the Funds by BACA (the “Adviser Transition”). The New Advisory Agreement must be approved by Members of the Master Fund (i.e., the Feeder Funds) to become effective. In this regard, the Feeder Funds will cause their respective interests in the Master Fund to be voted on the proposal to approve the New Advisory Agreement in the same proportion for and against that proposal as Members of the Feeder Funds vote their interests. Subject to obtaining such approval by Members of the New Advisory Agreement, and to satisfaction of various other conditions that are described in the enclosed Proxy Statement, it is expected that the Adviser Transition will be effected on April 1, 2011 or as soon as reasonably practicable thereafter.
          The terms of the New Advisory Agreement are substantially similar to the terms of the current investment advisory agreement between the Master Fund and BACA, except for the date of its effectiveness, its initial term, a revised notice provision and a right for Grosvenor and its affiliates to be indemnified by the Master Fund for certain losses it may incur as a result of providing services to the Master Fund. There will be no change in fees payable by any of the Funds under the New Advisory Agreement or the New Management Agreements, nor is it expected that the Funds will bear any increase in the aggregate amount of other fees or expenses as a result of the Adviser Transition. In addition, the Adviser Transition will not result in any change in the investment objectives or investment policies of the Funds or any change in the personnel responsible for the day-to-day management of the investment portfolio of the Master Fund.
          The enclosed Proxy Statement, which you should read carefully, provides more detailed information about the proposals that will be acted upon at the Meeting and solicits your proxy to be voted at the Meeting.
          You may vote at the Meeting if you were a Member of record of a Fund as of the close of business on January 24, 2011. Whether or not you plan to attend the Meeting, you can vote in one of three ways: (i) by marking, signing and returning the enclosed proxy card in the enclosed prepaid envelope; (ii) via the Internet at www.proxyvote.com and following the on-screen directions; or (iii) by using your touch-tone telephone. (Please see the enclosed information, as well as your proxy card, for additional instructions on how to vote.) You may also vote in person at the Meeting. Please call [1-866-921-7951] for directions if you are planning to attend the Meeting. If you vote by Internet or by telephone, you do not need to mail your proxy card. If after voting you want to change your vote, you may do so by submitting a new proxy card, by submitting a new vote by touch-tone telephone or the Internet, or by revoking your proxy and voting in person at the Meeting.
          Please call us at [1-866-921-7951] if you have any questions regarding voting procedures.
          It is important that your vote be represented. Please mark, sign and date the enclosed proxy card and return it in the envelope provided by mail or vote using the Internet or touch-tone telephone.

          Thank you for your confidence and support.

Very truly yours,

Name: Steven L. Suss
Title: President

GROSVENOR REGISTERED MULTI-STRATEGY FUND (TI 1), LLC
GROSVENOR REGISTERED MULTI-STRATEGY FUND (TI 2), LLC
GROSVENOR REGISTERED MULTI-STRATEGY FUND (TE), LLC
(each, a “Feeder Fund”)
and
GROSVENOR REGISTERED MULTI-STRATEGY MASTER FUND, LLC
(the “Master Fund,” and together with the Feeder Funds, the “Funds”)
One Bryant Park
New York, NY 10036
NOTICE OF JOINT SPECIAL MEETING OF MEMBERS
To be Held on March 21, 2011
To Members:
          A Joint Special Meeting of Members of the Funds (“Members”) will be held on March 21, 2011 at 11:00 a.m. (Eastern Time) at the offices of the Funds, One Bryant Park, 10th Floor, New York, NY 10036 (the “Meeting”).
          The Meeting is called for the following purposes:
1.	to approve a new Investment Advisory Agreement between the Master Fund and Grosvenor Capital Management, L.P. (“Grosvenor”) (the “New Advisory Agreement”); and

2.	to elect five persons to serve as Directors of the Funds.
          These proposals are discussed in greater detail in the accompanying Proxy Statement.
          You may vote at the Meeting if you were a Member of record of a Fund as of the close of business on January 24, 2011. If you attend the Meeting, you may vote in person. If you would like to attend the Meeting, you may obtain directions by calling [1-866-921-7951]. Members who do not expect to attend the Meeting are urged to vote in one of three ways: (i) by marking, signing and returning the enclosed proxy card in the enclosed prepaid envelope; (ii) via the Internet at www.proxyvote.com and following the on-screen directions; or (iii) by using your touch-tone telephone. Signed but unmarked proxy cards will be counted in determining whether a quorum is present at the Meeting and will be voted “For” approval of the New Advisory Agreement, “For” each of the persons nominated to serve as members of the Board of Directors of the Funds, and in the discretion of the persons named as proxies in connection with any matter which may properly come before the Meeting or any adjournment thereof.
          The Proxy Statement accompanying this Notice is also available along with the proxy card and any other proxy materials at www.proxyvote.com by entering the control number that appears on your proxy card.
          Each Fund will furnish, without charge, copies of its most recent annual and semi-annual report to its Members upon request. To request a copy, please call [1-866-921-7951] or write to Bank of America Capital Advisors LLC, One Bryant Park, New York, NY 10036. You may also view or obtain these documents from the Securities and Exchange Commission (the “SEC”) (i) in person: at the SEC’s Public Reference Room in Washington, D.C., (ii) by phone: 1-800-SEC-0330, (iii) by mail: Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549 (duplicating fee required), (iv) by e-mail: publicinfo@sec.gov, or (v) by Internet: www.sec.gov.
          If you have any questions, please call the Funds at [1-866-921-7951].

By Order of the
Board of Directors
Each Member’s vote is important. The Meeting may be adjourned without conducting any business if a quorum is not present. In that event, the Funds will continue to solicit proxies in an attempt to obtain a quorum.
Your vote could be critical to enable the Funds to hold the Meeting as scheduled, so please vote in one of three ways: (i) by marking, signing and returning the enclosed proxy card in the enclosed prepaid envelope; (ii) via the Internet at www.proxyvote.com and following the on-screen directions; or (iii) by using your touch-tone telephone. Please see your proxy card for additional instructions on how to vote.

GROSVENOR REGISTERED MULTI-STRATEGY FUND (TI 1), LLC
GROSVENOR REGISTERED MULTI-STRATEGY FUND (TI 2), LLC
GROSVENOR REGISTERED MULTI-STRATEGY FUND (TE), LLC
(each, a “Feeder Fund”)
and
GROSVENOR REGISTERED MULTI-STRATEGY MASTER FUND, LLC
(the “Master Fund,” and together with the Feeder Funds, the “Funds”)
One Bryant Park
New York, NY 10036
JOINT SPECIAL MEETING OF MEMBERS
To Be Held on March 21, 2011

PROXY STATEMENT

          This Proxy Statement is being furnished to members of the Funds (“Members”) by the Board of Directors of the Funds (the “Board”). The Board is requesting your proxy for use at a Joint Special Meeting of Members (the “Meeting”) to be held at the offices of the Funds, One Bryant Park, 10th Floor, New York, NY 10036, on March 21, 2011 at 11:00 a.m. (Eastern Time). Your proxy may also be voted at any adjournment of the Meeting.
          In addition to soliciting proxies by mail, officers of Bank of America Capital Advisors LLC (“BACA”), the Master Fund’s current investment adviser, and personnel of BACA’s affiliates may solicit proxies by telephone or in person, without special compensation. BACA has retained Broadridge, a third-party solicitor, to solicit proxies from Members. Broadridge may solicit proxies in person, by Internet or by telephone. The fees and expenses of the proxy solicitor (which are expected to be approximately $[5,000]), as well as all other costs associated with the solicitation and preparation of the Proxy Statement and of the Meeting, are being paid by Grosvenor Capital Management, L.P. (“Grosvenor”), the Master Fund’s current subadviser, or by both Grosvenor and BACA.
          At the Meeting, Members will vote on a proposal to approve a new Investment Advisory Agreement (the “New Advisory Agreement”) between Grosvenor and the Master Fund (“Proposal 1”). Members will also vote to elect five persons to serve as members of the Board (“Proposal 2,” and together with Proposal 1, the “Proposals”).
          All properly executed proxies received before the Meeting will be voted at the Meeting and any adjournment thereof in accordance with the instructions marked thereon or otherwise as provided therein. If no instructions are marked, proxies will be voted “For” each of the Proposals and will be voted in accordance with the judgment of the persons appointed as proxies on any other matter that may properly come before the Meeting or any adjournment thereof. Members who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the relevant Fund at any time before they are voted. Proxies given by telephone or over the Internet may be revoked at any time before they are voted in the same manner that proxies submitted by mail may be revoked. In addition,
 i

any Member who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. See “Voting Information — Revocation of Proxies and Abstentions.”
          If a quorum is not present at the Meeting or if a quorum is present but sufficient votes to approve Proposal 1 are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. See “Voting Information — Adjournments.”
          The close of business on January 24, 2011 has been fixed as the record date (the “Record Date”) for the determination of Members entitled to notice of and to vote at the Meeting and any adjournment.
          Members are entitled to vote in proportion to their capital account balances as of the Record Date. As of the close of business on the Record Date, the aggregate capital account balances of all Members of each Fund was as follows:

Grosvenor Registered Multi-Strategy (TI 1) Fund, LLC (“TI 1 Fund”)	[ ]

Grosvenor Registered Multi-Strategy (TI 2) Fund, LLC (“TI 2 Fund”)	[ ]

Grosvenor Registered Multi-Strategy (TE) Fund, LLC (“TE Fund”)	[ ]

Master Fund	[ ]
          This Proxy Statement is first being mailed to Members on or about [___], 2011.
          Copies of each Fund’s most recent annual report and semi-annual report are available upon request, without charge, by calling [1-866-921-7951] or by writing to BACA, One Bryant Park, New York, NY 10036. You may also view or obtain these documents from the Securities and Exchange Commission (the “SEC”) (i) in person: at the SEC’s Public Reference Room in Washington, D.C., (ii) by phone: 1-800-SEC-0330, (iii) by mail: Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549 (duplicating fee required), (iv) by e-mail: publicinfo@sec.gov, or (v) by Internet: www.sec.gov.
          Information regarding persons known to own five percent or more of the interests in any of the Funds (“Interests”) and information regarding the ownership of Interests by Directors of the Funds is contained in Exhibit 1.
- ii -

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of
Members To Be Held on March 21, 2011
          The following materials and information relating to this Proxy Statement are available at www.proxyvote.com by entering the control number that appears on your proxy card: (i) the Proxy Statement and accompanying Notice of Joint Special Meeting of Members; (ii) proxy cards and any other proxy materials; (iii) information on how to obtain directions to attend the Meeting in person; and (iv) a copy of each Fund’s Annual Report to Members for the fiscal year ended March 31, 2010.

- iii -

- iv -

I. Proposals for Member Approval.
PROPOSAL 1
APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT
          After a review of the nature and goals of its business, BACA determined that serving as investment adviser of investment funds that are sub-advised by investment managers that are not affiliated with Bank of America is no longer consistent with BACA’s primary business focus. Thereafter, and in view of BACA’s determination, BACA and Grosvenor discussed and reviewed the feasibility and benefits of Grosvenor assuming from BACA the role of investment adviser of the Master Fund and also assuming responsibility for providing the Funds with all of the other services now provided to them by BACA (the “Adviser Transition”). BACA and Grosvenor each concluded that the Adviser Transition would be beneficial to the Funds and Members, and Grosvenor determined that it has the personnel, expertise and resources that would be necessary in providing an expanded scope of services to the Funds.
          Accordingly, BACA and Grosvenor proposed to the Board that (i) the Master Fund enter into a new investment advisory agreement with Grosvenor (the “New Advisory Agreement”) under which Grosvenor will have responsibility for providing all of the services that BACA now provides to the Master Fund and will continue to be responsible for the day-to-day management of the investment portfolio of the Master Fund; and (ii) Grosvenor enter into a management agreement with each of the Feeder Funds (the “New Management Agreements”) to enable Grosvenor to assume responsibility for providing non-investment advisory management-related services of the type now provided to the Feeder Funds by BACA and which are necessary for the operations of the Feeder Funds. BACA and Grosvenor have agreed to take various actions to facilitate the Adviser Transition and to obtain necessary approvals of the Board and Members. In addition, Grosvenor has agreed to maintain in effect for a period of one year following the effectiveness of the Adviser Transition its obligations under the existing expense limitation agreements of the Feeder Funds, pursuant to which Grosvenor will be obligated to waive its fees or to absorb expenses of the Feeder Funds as may be necessary to limit the ordinary operating expenses of the Feeder Funds (excluding certain specified expenses) to certain annual percentage amounts of the average net assets of the Feeder Funds (the “Expense Limitation”). Grosvenor has also agreed to bear all of the reasonable expenses of the Funds incurred in connection with the Adviser Transition in an amount up to $200,000. Any such expenses in excess of that amount will be borne jointly by Grosvenor and BACA and will not be borne by the Funds.
          The Adviser Transition and the proposals relating thereto were considered by the Board at meetings held on September 24, 2010 and December 16, 2010. At these meetings, the Board reviewed information relating to Grosvenor, including materials relating to Grosvenor’s business, personnel and financial resources, and met with and asked questions of senior management of Grosvenor. The Board also reviewed the terms of the New Advisory Agreement and other agreements that would be entered into by the Funds in connection with the Adviser Transition.

          The Board is currently comprised solely of persons who are not “interested persons,” as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), of the Funds (the “Independent Directors”), and in connection with its deliberations regarding matters relating to the Adviser Transition, the Board was represented and assisted by independent legal counsel.
          After careful consideration of various matters, and evaluation of all factors deemed relevant, the Board, at its meeting on December 16, 2010, unanimously approved the New Advisory Agreement and approved the termination, effective upon the effectiveness of the New Advisory Agreement, of the current investment advisory agreement between the Master Fund and BACA, as amended (the “Current Advisory Agreement”), and the subadvisory agreement among the Master Fund, BACA and Grosvenor (the “Subadvisory Agreement”), pursuant to which Grosvenor serves as subadviser of the Master Fund. To become effective, the New Advisory Agreement must be approved by a “majority of the outstanding voting securities” (as defined in the 1940 Act) held by Members of the Master Fund.
          The New Advisory Agreement is substantially similar in all material respects to the Current Advisory Agreement, except for the replacement of the investment adviser, the date of its effectiveness, its initial term, a revised notice provision and the addition of a provision obligating the Master Fund to indemnify Grosvenor and its affiliates for certain losses, as described below. A copy of the New Advisory Agreement is contained in Exhibit 2 to this Proxy Statement.
          There will be no change in fees payable by any of the Funds under the New Advisory Agreement or the New Management Agreements, nor is it expected that the Funds will bear any increase in the aggregate amount of other fees or expenses as a result of the Adviser Transition. In addition, the Adviser Transition will not result in any change in the investment objectives or investment policies of the Funds or any change in the personnel responsible for the day-to-day management of the investment portfolio of the Master Fund.
          1940 Act Requirements.
          Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser of a registered investment company, such as the Master Fund, except pursuant to a written contract that has been approved by the vote of a majority of the outstanding voting securities of the investment company. Therefore, the approval of the New Advisory Agreement by Members of the Master Fund is required. Pursuant to the requirements of agreements between the Feeder Funds and the Master Fund (and, in the case of TE Fund, between the Master Fund and Grosvenor Multi-Strategy Offshore Fund, Ltd. (the “Offshore Fund”), through which the TE Fund indirectly invests in the Master Fund), each Feeder Fund (and the Offshore Fund) will vote its interest in the Master Fund proportionately for and against approval of the New Advisory Agreement in accordance with the votes cast by Members of the Feeder Funds at the Meeting for and against the proposal to approve the New Advisory Agreement.1 If the New Advisory Agreement is not approved by Members, BACA will continue to serve as investment

[1]	The TE Fund holds all of the voting shares of the Offshore Fund. In accordance with the master/feeder agreement between the Offshore Fund and the TE Fund, the Offshore Fund will vote its interest in the Master Fund for and against approval of the New Advisory Agreement in the same proportion as the vote of Members of the TE Fund.

adviser to the Master Fund under the Current Advisory Agreement and Grosvenor will continue to serve as subadviser of the Master Fund under the Subadvisory Agreement.
          If the New Advisory Agreement is approved by Members, it will become effective and will have an initial term expiring two years from the date of its execution. The New Advisory Agreement may continue in effect from year to year after its initial term, provided that such continuance is approved annually by: (i) the Board; or (ii) the vote of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Master Fund; and, that, in either event, such continuance also is approved by a majority of the Independent Directors, by vote cast in person at a meeting called for the purpose of voting on such approval.
          Grosvenor.
          Grosvenor is registered with the SEC as an investment adviser. It has served as the subadviser of the Master Fund since commencement of the Master Fund’s operations on January 1 2003. Since 1971, Grosvenor and its predecessors have specialized in creating and managing multi-manager investment portfolios utilizing non-traditional or “alternative” investment strategies. A pioneer of the fund-of-hedge funds investment approach, Grosvenor is one of the largest and most established firms in its industry, with approximately $24 billion in total assets under management as of December 31, 2010. Grosvenor does not manage the investment portfolio of any registered investment companies other than the Master Fund. Grosvenor’s sole general partner is GCM, L.L.C., a Delaware limited liability company. Grosvenor Holdings, L.L.C., an Illinois limited liability company (“Grosvenor Holdings”), is the sole member and manager of GCM, L.L.C. and, in that capacity, is responsible for the management of the day-to-day business and affairs of GCM, L.L.C. GCM, L.L.C., in turn, in its capacity as general partner of Grosvenor, is responsible for the management of the day-to-day business and affairs of Grosvenor. Grosvenor Capital Management Holdings, LLLP, an Illinois limited liability limited partnership (“GCMHLLLP”), is Grosvenor’s sole limited partner. GCMH GP, LLC (“GCMHGP”), a Delaware limited liability company, is the sole general partner of GCMHLLLP, and Grosvenor Holdings is the sole member and manager of GCMHGP. The limited partners of GCMHLLLP are Grosvenor Holdings, which owns the majority of the limited partnership interests in GCMHLLLP, and three entities under the management of Hellman & Friedman LLC, a private equity investment firm (the “H&F Partners”). The H&F Partners are passive investors in Grosvenor through GCMHLLLP and do not play a role in the day-to-day management of Grosvenor. [The address of each of GCM, L.L.C., Grosvenor Holdings, GCMHLLLP and GCMHGP is 900 North Michigan Avenue, Suite 1100, Chicago, Illinois 60611.]
          The following chart sets forth the name, address and principal occupation of the principal executive officers and directors of Grosvenor:

Name	Address	Principal Occupation
Michael J. Sacks	900 North Michigan Avenue, Suite 1100, Chicago, Illinois 60611	Managing Director, Chief Executive Officer

Paul A. Meister	900 North Michigan Avenue, Suite 1100, Chicago, Illinois 60611	Managing Director, Chief Operating Officer

Name	Address	Principal Occupation
Eric A. Felton	900 North Michigan Avenue, Suite 1100, Chicago, Illinois 60611	Managing Director, Chief Financial Officer

Joseph H. Nesler	900 North Michigan Avenue, Suite 1100, Chicago, Illinois 60611	Managing Director, General Counsel and Chief Compliance Officer

Joseph D. Gutman	900 North Michigan Avenue, Suite 1100, Chicago, Illinois 60611	Managing Director
          Description of the New Advisory Agreement and Current Advisory Agreement.
          BACA, or its predecessor, has served as investment adviser of the Master Fund since [commencement of the Master Fund’s operations in 2003] pursuant to the Current Advisory Agreement. The Current Advisory Agreement was approved by the Board of Directors of the Master Fund (the “Master Fund Board”) at a meeting held on December 3, 2004, and a restatement of the Current Advisory Agreement to reflect the transfer of the agreement from Banc of America Investment Advisors, Inc. to BACA was approved by the Master Fund Board at a meeting held on March 26, 2010. After its initial term, the Current Advisory Agreement has been continued in effect annually by action of the Master Fund Board. Such continuance was last approved at a meeting held on September 24, 2010.
          The terms of the Current Advisory Agreement and the New Advisory Agreement are described generally below.
          Advisory Services. Under the Current Advisory Agreement, BACA is responsible for managing the investment activities of the Master Fund, subject to the supervision of the Master Fund Board, in a manner consistent with the Master Fund’s investment objectives. The New Advisory Agreement requires that Grosvenor provide the same services. The Current Advisory Agreement provides that BACA may delegate responsibility for management of the investment portfolio to one or more subadvisers. Pursuant to that authority, Grosvenor currently acts as subadviser of the Master Fund and manages its investments in accordance with the provisions of the Subadvisory Agreement. The fees payable to Grosvenor pursuant to the Subadvisory Agreement are paid by BACA and are not paid by the Master Fund.
          Advisory Fee. In consideration of services provided by BACA under the Current Advisory Agreement, the Master Fund pays BACA a monthly advisory fee computed at the annual rate of 1.0% of the average net assets of the Master Fund determined as of the last business day of the month (prior to withdrawal or distribution of capital during the month). The advisory fee is payable monthly in arrears on or before the thirtieth day of the following month. The same fee will be payable to Grosvenor under the New Advisory Agreement. For the fiscal year ended March 31, 2010, BACA received $4,788,589 in advisory fees from the Master Fund.
          Liability and Indemnification. The Current Advisory Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence on the part of BACA, or reckless disregard of its obligations and duties, BACA, including its officers, directors, employees or agents shall not be subject to any liability to the Master Fund, to any investor in the Master Fund or to any officer or manager thereof, for any act or omission in the course of, or connected with, rendering services. The provisions of the New Advisory Agreement relating to the liability of Grosvenor are the same as those in the Current Advisory Agreement; however, Grosvenor and its affiliates are entitled to be indemnified by the Master Fund for certain losses. In this regard, the New Advisory Agreement provides that the Master Fund shall indemnify Grosvenor and its directors, officers, employees and their respective affiliates (collectively, the “Indemnified Parties”), against liabilities arising from performance or non-performance of their duties with respect to the Master Fund, with the exception of those liabilities resulting from the willful malfeasance, bad faith or gross negligence of the Indemnified Parties. However, any such indemnification paid by the Master Fund will be treated as an expense of the Feeder Funds that is subject to the limitations on operating expenses of the Feeder Funds in the currently effective expense limitation agreements between Grosvenor and the Feeder Funds, under which Grosvenor is obligated to waive its fees or to pay or absorb expenses of the Feeder Funds to limit the ordinary operating expenses of the Feeder Funds (excluding certain specified expenses) to certain annual percentage amounts of the average net assets of the Feeder Funds.
          Effective Date and Term. The Current Advisory Agreement had an initial term that expired on October 31, 2006, and continues in effect from year to year thereafter; provided that such continuance is approved at least annually (i) by the Master Fund Board or by vote of a majority of the outstanding voting securities of the Master Fund, and (ii) by vote of a majority of the Independent Directors of the Master Fund, cast in person at a meeting called for the purpose of voting on such approval. The provisions of the New Advisory Agreement relating to the term of effectiveness of the New Advisory Agreement are the same as those of the Current Advisory Agreement, except that the New Advisory Agreement will become effective on April 1, 2011 (or as soon as reasonably practicable thereafter), following the approval of Members and will have an initial term expiring two years from the date of execution of the New Advisory Agreement.
          Termination. The Master Fund has the right, at any time and without payment of any penalty, to terminate the Current Advisory Agreement upon sixty days’ prior written notice to BACA, either by majority vote of the Master Fund Board or by the vote of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Master Fund. BACA has the right to terminate the Current Advisory Agreement upon ninety days’ prior written notice to the Master Fund. The New Advisory Agreement has the same termination provisions except that Grosvenor’s right to terminate will require sixty days’ prior written notice to the Master Fund.
          Board Consideration of New Advisory Agreement.
          In making its determination to approve the New Advisory Agreement and to recommend its approval by Members of the Master Fund, the Master Fund Board considered all information it deemed reasonably necessary to evaluate the terms of the New Advisory Agreement and the ability of Grosvenor to provide services to the Master Fund of the same scope and quality as are now provided. The Independent Directors of the Master Fund reviewed materials furnished by Grosvenor, including information regarding Grosvenor, its affiliates and personnel, operations and financial condition. At the meetings, the Master Fund Board also met with representatives of Grosvenor and discussed various matters relating to the operations of the Master Fund and Grosvenor and Grosvenor’s plans with respect to the management and offering of alternative investment products, including the Master Fund and the Feeder Funds. Representatives of Grosvenor addressed questions regarding the experience and qualifications of Grosvenor and its ability to provide the full range of services required for the operations of the Master Fund and the Feeder Funds, and the Grosvenor representatives assured the Master Fund Board that Grosvenor does not anticipate that there will be any reduction or adverse change in the scope, nature or quality of the investment advisory or other services provided to the Funds. These representatives noted that a plan would be put into place designed to provide for the continuity of the investment advisory services under the New Advisory Agreement. They stated that no departures of personnel of Grosvenor material to the operations of the Funds are anticipated. Grosvenor representatives also advised the Master Fund Board that Grosvenor will continue to provide investment advice with no material changes in operating conditions.
          Based on its review, and after careful consideration of the factors discussed below, the Master Fund Board (including each of the Independent Directors of the Master Fund) unanimously approved the New Advisory Agreement. In connection with the Master Fund Board’s review, the Independent Directors of the Master Fund met in an executive session, during which they were advised by and had the opportunity to discuss with independent legal counsel various matters relating to the New Advisory Agreement. The Master Fund Board determined in approving the New Advisory Agreement that the New Advisory Agreement will enable the Master Fund to obtain high quality investment advisory services at a cost that is reasonable and appropriate. No single factor was considered in isolation, nor was any single factor considered to be determinative to the decision to approve the New Advisory Agreement.
          In connection with their deliberations, the Independent Directors of the Master Fund, with the assistance of independent legal counsel, requested, received and reviewed information regarding the New Advisory Agreement and relevant materials furnished by Grosvenor and BACA. These materials included information regarding Grosvenor and its management, history, qualifications, personnel, operations and financial condition and other pertinent information. In addition, the representations made by representatives of Grosvenor were considered.
          In considering the New Advisory Agreement, the Master Fund Board considered the nature, extent and quality of operations and services currently provided by Grosvenor to the Master Fund under the Subadvisory Agreement. It also considered the fact that the Current Advisory Agreement and the New Advisory Agreement, including the terms relating to the services to be performed by Grosvenor, and the fees payable by the Master Fund, are substantially the same except for the replacement of the investment adviser, the date of its effectiveness and certain indemnification and revised notice provisions discussed above. The Master Fund Board considered that, because Grosvenor currently serves as subadviser of the Master Fund, the retention of Grosvenor as investment adviser of the Master Fund will have minimal impact on the day-to-day management of the Master Fund. The Master Fund Board also considered Grosvenor’s capability to manage a fund registered under the 1940 Act, including the adequacy of Grosvenor’s compliance program and resources.
          With respect to the fees payable under the New Advisory Agreement, the Master Fund Board compared the fees and overall expense levels of the Master Fund to those of similar funds and other funds with similar investment objectives, including other funds advised by Grosvenor and its affiliates. In evaluating the advisory fee, the Master Fund Board also took into account the complexity and quality of the investment management services required by the Master Fund. The Master Fund Board also considered the investment performance of the Master Fund, including comparisons of the Master Fund’s performance to that of other similar funds, and the anticipated costs of services to be provided and an estimate of the profits likely to be realized by Grosvenor from its relationship with the Master Fund. The Master Fund Board considered the extent to which economies of scale in costs of providing services would be realized as the Master Fund grows and whether the fees payable to Grosvenor pursuant to the New Advisory Agreement properly reflects these economies of scale for the benefit of Members. The potential benefits to Grosvenor of its relationship with the Master Fund were also considered. The Master Fund Board viewed as significant the fact that the key personnel of Grosvenor who currently provide investment advisory services to the Master Fund will continue to provide services to the Master Fund, and the commitment of Grosvenor to provide the personnel and utilize such resources as may be needed to provide services to the Master Fund. In addition to the foregoing, the Master Fund Board considered the current financial condition and resources of Grosvenor.
          Possible alternatives to approval of the New Advisory Agreement were also considered by the Master Fund Board. During its review and deliberations, the Master Fund Board evaluated the potential benefits, detriments and costs to the Master Fund and Members of the replacement of BACA as the investment adviser. The Master Fund Board determined that Grosvenor has the requisite expertise, personnel and resources to enable it to provide high quality services to the Master Fund.
          After consideration, the Master Fund Board noted its overall satisfaction with the nature, quality and extent of services currently provided by Grosvenor as subadviser and concluded that the Master Fund would receive satisfactory services under the New Advisory Agreement from Grosvenor. The Master Fund Board also concluded that the Master Fund’s performance compared favorably with the performance of similar funds, and determined that the fees and expense ratio of the Master Fund are within the range of the fees and expense ratios of similar funds. It also concluded that the profitability to Grosvenor from its relationship with the Master Fund would not be so disproportionately large that it would bear no reasonable relationship to the services rendered.
          Required Vote.
          Approval of the New Advisory Agreement by Members of the Master Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Master Fund, which, for this purpose, means the affirmative vote of the lesser of (1) more than 50% in interest of the outstanding interests in the Master Fund or (2) 67% or more in interest of the outstanding interests in the Master Fund present in person or by proxy at the Meeting, if more than 50% in interest of the outstanding interests in the Master Fund are represented at the Meeting. In connection with the vote of Members of the Master Fund on the New Advisory Agreement, each Feeder Fund (and the Offshore Fund) will vote its interest in the Master Fund proportionately for and against approval in accordance with the votes of its Members at the Meeting for and against the proposal to approve the New Advisory Agreement. Thus, if Members of the Feeder Funds representing 50% or more in interest of the aggregate outstanding Interests of the Feeder Funds vote to approve the New Advisory Agreement (or if Members of the Feeder Funds representing 67% or more in interest of the aggregate outstanding Interests of the Feeder Funds vote to approve the New Advisory Agreement and Members holding more than 50% in interest of the outstanding Interests of the Feeder Funds are represented at the Meeting), the New Advisory Agreement will be approved by Members of the Master Fund.
          Additional Information.
          BACA provides management services to the Feeder Funds pursuant to a management agreement between each Feeder Fund and BACA. At its meeting on December 16, 2010, the Board, which consists solely of Independent Directors, unanimously approved a new management agreement between each Feeder Fund and Grosvenor, which is substantially the same as the currently effective management agreements except for the replacement of BACA, the date of its effectiveness and the post-termination survival of certain contractual provisions. In this regard, there will be no change in fees or in the nature or scope of services required to be provided to the Feeder Funds. The new management agreements are not subject to approval by Members and will become effective upon the approval of the New Advisory Agreement by Members of the Master Fund. Pursuant to the management agreements, for the fiscal year ended March 31, 2010, BACA received $70,889 in fees from TI 1 Fund, $0 in fees from TI 2 Fund and $0 in fees from TE Fund.
          Grosvenor currently serves as the subadviser of the Master Fund, pursuant to the Subadvisory Agreement entered into among the Master Fund, BACA and Grosvenor dated April 1, 2010. Under the Subadvisory Agreement, Grosvenor provides day-to-day investment management services to the Master Fund, subject to the general supervision of BACA. The Subadvisory Agreement will terminate upon the effectiveness of the New Advisory Agreement.
          Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”) serves as the Feeder Funds’ placement agent and, in such capacity, offers Interests in the Feeder Funds to investors in a private placement. It is contemplated that, subject to approval by the Board and the Independent Directors, each Feeder Fund will enter into a new placement agent agreement with MLPFS which would become effective when the New Advisory Agreement becomes effective. The new placement agent agreements will be similar to agreements that MLPFS has entered into with other funds similar to the Feeder Funds that are registered under the 1940 Act that are managed by investment advisers that are not affiliates of MLPFS. Under the new placement agent agreements, Grosvenor will be obligated to pay from its own resources compensation to MLPFS that is comparable to the compensation paid to MLPFS by the investment advisers of other funds similar to the Feeder Funds that are registered under the 1940 Act. Generally, such compensation will be based on the value of Interests in the Feeder Funds held by customers and clients of MLPFS and its affiliates (including Bank of America). Additionally, certain of the Feeder Funds will continue to pay fees to MLPFS in connection with fund servicing agreements between such Feeder Funds and MLPFS.
          The new placement agreements are not subject to approval by Members. MLPFS is not compensated by the Feeder Funds for its services as placement agent.
          In consideration of Grosvenor’s agreement to limit the Feeder Funds’ expenses pursuant to the expense limitation agreements described above, the Feeder Funds will carry forward the amount of fees waived and expenses paid or absorbed by Grosvenor in excess of the Expense Limitation, for a period not to exceed three years from the end of the fiscal year in which the fee was waived or the expense was paid or absorbed, and will reimburse Grosvenor such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause a Feeder Fund’s annualized ordinary operating expenses to exceed the Expense Limitation in effect at the time that the fee was waived or the expense was paid or absorbed.
PROPOSAL 2
ELECTION OF DIRECTORS
          At the Meeting, Members will vote on a proposal to elect five persons nominated by the Board to serve as Directors of the Funds. The nominees are: Henry S. Bienen, Alan Brott, Brian P. Gallagher, Victor J. Raskin and Thomas G. Yellin. Messrs. Brott and Yellin currently serve as Independent Directors of each Fund. They have each served in such positions since December 3, 2004, and were elected to their positions by the Members of each Fund. Messrs. John C. Hover II, Victor F. Imbimbo, Jr. and Stephen V. Murphy, who also currently serve as Independent Directors of each Fund, are not standing for election and will cease to serve as Directors effective upon the election of Directors at the Meeting. If elected, each of Messrs. Bienen, Brott, Gallagher, Raskin and Yellin would be an Independent Director of each Fund.
          This proposal will be acted upon at the Meeting only if there are sufficient votes for Proposal 1 to approve the New Advisory Agreement. In the event that the New Advisory Agreement is not approved at the Meeting, the Board will continue to be comprised of Messrs. Brott, Hover, Imbimbo, Murphy and Yellin.
          The provisions of the 1940 Act require that a majority of the Directors be elected by Members and allow the appointment of a new Director by the Board to fill a vacancy on the Board only if, after such appointment, at least two-thirds of the Directors have been elected by Members. Therefore, in order for Messrs. Bienen, Gallagher and Raskin to serve as Directors, they are required to be elected by Members.
          The persons named as proxies on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies they are entitled to vote in favor of the election of the five nominees named above. The nominees each have consented to stand for election and to serve if elected. If elected, a nominee will serve for a term of indefinite duration until his successor is elected and qualified, or his earlier death, resignation or removal, or until declared bankrupt or incompetent by a court of appropriate jurisdiction. If any nominee should be unable to serve, an event that is not now anticipated, the persons named as proxies will vote for such replacement nominee as may be designated by the Board.
          In voting on the nominees for election as Directors of the Master Fund, each Feeder Fund will vote its Interest in the Master Fund proportionately for and against the election of each nominee in accordance with the votes of its Members at the Meeting for and against the election of such nominee as a Director of such Feeder Fund.

          Information regarding the nominees, including brief biographical information, is set forth below.

Independent Director Nominees
				(5)
	(2)	(3)		Number of
	Position(s)	Term of	(4)	Portfolios in
	Held	Office/	Principal Occupation(s)	Fund
(1)	with the	Length of	and Other Directorships Held	Complex**
Name, Address* and Age	Funds	Time Served	During Past 5 Years	Overseen
Henry S. Bienen Year of Birth: 1939	Nominee	N/A	President Emeritus, Northwestern University; President of Northwestern University from January 1995 through August 2009. Mr. Bienen serves on the boards of directors of Rasmussen Inc. (where he is also Vice Chairman); Onconova Therapeutics, Inc.; Gleacher and Company; Ithaka Harbors (Chairman); Chicago Council Global Affairs (Executive Committee); New York Council on Foreign Relations (Chair, Nominating and Governance Committee); Knight Commission on Intercollegiate Athletics; Steppenwolf Theatre (Executive Committee); and Shedd Aquarium (Honorary Trustee). He is also a consultant and advisor to Hindustan Times and senior advisor to Qatar Foundation. During the last five years he has also served on the boards of United Football League (Chairman); Bear Stearns Companies Inc. (Audit Committee); SPSS Inc.: JSTOR and Grosvenor Master Fund Ltd.	4

Alan Brott Year of Birth: 1942	Director	Indefinite term; Director since 2004	Consultant, since October 1991; Associate Professor, Columbia University Graduate School of Business, since 2000; Formerly, Partner with Ernst & Young. Mr. Brott serves as a member of the board of Stone Harbor Investment Funds (2 funds).	4

Brian P. Gallagher Year of Birth: 1967	Nominee	N/A	Partner, Twin Bridge Capital Partners. Mr. Gallagher is a member of the board of directors of Twin Bridge Capital Partners, Renew Life, Inc. and HFS Chicago Scholars. During the last five years he has also held the following positions: Principal, UIB Capital, Inc. (Private Equity), 2005; Partner, PPM America Capital Partners, LLC (Private Equity), 1997 to 2005.	4

Victor J. Raskin Year of Birth: 1944	Nominee	N/A	Chief Investment Officer, YMCA Retirement Fund, from 2000 through December 31, 2010.	4

Independent Director Nominees
				(5)
	(2)	(3)		Number of
	Position(s)	Term of	(4)	Portfolios in
	Held	Office/	Principal Occupation(s)	Fund
(1)	with the	Length of	and Other Directorships Held	Complex**
Name, Address* and Age	Funds	Time Served	During Past 5 Years	Overseen
Thomas G. Yellin Year of Birth: 1954	Director	Indefinite term; Director since 2004	President, The Documentary Group since December 2002; Executive Producer, ABC News from August 1989 to December 2002.	4

*	The address of each nominee is 900 North Michigan Avenue, Suite 1100, Chicago, Illinois 60611.

**	The “Fund Complex” consists of the Funds.
          The Board believes that each of the nominees has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to his service as a Director of the Funds in view of each Fund’s business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each of the nominees has served on boards for organizations other than the Funds and has significant board experience. The Board annually conducts a “self-assessment” wherein the performance of the Board and the effectiveness of the Board’s committee structure is reviewed.
          In addition to the information provided in the chart above, below is certain additional information concerning each particular nominee and certain of his Director Attributes. The information provided below, and in the chart above, is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, work ethic, the ability to work together, to communicate effectively, to exercise judgment, to ask incisive questions, and to manage people and problems or to develop solutions.
          Henry S. Bienen has substantial senior executive experience, as well as significant board experience with financial services firms.
          Alan Brott has substantial knowledge and experience in financial accounting, as well as significant Board experience, including board experience with other registered investment companies.
          Brian P. Gallagher has substantial knowledge and experience in financial accounting, as well as significant senior executive experience in the investment management industry.
          Victor J. Raskin has substantial knowledge and experience in the management of investment portfolios, as well as significant senior executive experience in the investment management industry.
          Thomas G. Yellin has substantial senior executive experience, as well as significant board experience, including board experience with other registered investment companies.

          Set forth below are the names and certain biographical information for each Fund’s officers, as reported by them to the Funds. Assuming the New Advisory Agreement is approved at the Meeting, it is expected that the persons named below will resign as officers of the Funds and that personnel of Grosvenor will be appointed by the Board to serve as officers of the Funds.

Officers of the Funds
	(2)	(3)		(5)
	Position(s)	Term of	(4)	Number of
	Held	Office/	Principal Occupation(s)	Portfolios in
(1)	with the	Length of	and Other Directorships Held	Fund Complex
Name, Address and Age	Fund	Time Served	During Past 5 Years	Overseen
Steven L. Suss 225 High Ridge Road Stamford, CT 06905 (Born in 1960)	President and Treasurer	Term — Indefinite Length — Since April 2007 (Master Fund); since November 2009 (Feeder Funds)	Managing Director, Alternative Investment Asset Management, Bank of America (7/07 to present); Senior Vice President of Bank of America Capital Advisors LLC (7/07 to present); Director, Chief Financial Officer and Treasurer (10/07 to 3/10) and Senior Vice President (6/07 to 3/10) of U.S. Trust Hedge Fund Management, Inc.; Director (4/07 to 5/08), Senior Vice President (7/07 to 5/08), and President (4/07 to 6/07) of UST Advisers, Inc.; Senior Vice President of U.S. Trust’s Alternative Investment Division (4/07 to 6/07); Chief Financial Officer and Chief Compliance Officer, Heirloom Capital Management, L.P. (5/02 to 9/06).	N/A

Marina Belaya 114 W. 47th Street New York, NY 10036 (Born in 1967)	Secretary	Term — Indefinite Length — Since April 2007 (Master Fund); since November 2009 (Feeder Funds)	Assistant General Counsel, Bank of America (7/07 to present); Vice President and Senior Attorney of U.S. Trust (2/06 to 6/07); Vice President, Corporate Counsel, Prudential Financial (4/05 to 1/06); Associate, Schulte Roth & Zabel LLP (9/02 to 3/05).	N/A

Robert M. Zakem One Bryant Park New York, NY 10036 (Born 1958)	Chief Compliance Officer	Term — Indefinite Length — Since June 2009 (Master Fund); since November 2009 (Feeder Funds)	GWIM Risk and Compliance Senior Executive, Bank of America Corp. (3/09 to present); Managing Director, Business Risk Management, Merrill Lynch & Co., Inc. (8/06 to 2/09); Executive Director, Head of Fund Services — US, UBS Financial Services, Inc. (12/04 to 07/06).	N/A

          Role of the Board
          The Board oversees the management and operations of the Funds. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Funds, primarily the investment adviser and the subadviser, have responsibility for the day-to-day management and operation of the Funds. For example, the investment adviser has responsibility with respect to the investment of the Master Fund’s assets in accordance with the Fund’s investment policies and restrictions and provides the Funds with certain management, administrative and other services. The Board does not have responsibility for the day-to-day management of the Funds, and its oversight role does not make the Board a guarantor of the Funds’ investments or activities.
          The Board has appointed various individuals of the investment adviser as officers of the Funds with responsibility to monitor and report to the Board on the Funds’ operations. In conducting its oversight, the Board receives regular reports from these officers and from other senior officers of the investment adviser and the subadviser regarding the Funds’ operations. For example, the Treasurer of the Funds provides reports as to financial reporting matters and representatives of the subadviser periodically report as to the Funds’ investment activities and performance. Some of these reports are provided as part of scheduled Board meetings, which are typically held quarterly in person, and involve the Board’s review of recent Fund operations. From time to time one or more members of the Board may also interact informally with management between scheduled Board meetings to discuss various topics.
          Leadership Structure and Risk Oversight
          The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. All of the Funds’ current Directors are Independent Directors and if elected, each of the nominees would be an Independent Director of the Funds. The Board has established two standing committees: an Audit Committee and a Nominating Committee.
          The Independent Directors have engaged their own independent legal counsel to advise them on matters relating to their responsibilities in connection with the Funds. The Board has determined that its structure, in which all of the Directors are Independent Directors, is appropriate in view of the significant advisory and management services that the investment adviser provides to the Funds and potential conflicts of interest that may arise from the Funds’ relationship with the investment adviser.
          As part of its oversight function, the Board receives and reviews various reports relating to risk management. Because risk management is a broad concept comprised of many different elements (including, among other things, investment risk, valuation risk, credit risk, compliance and regulatory risk, business continuity risk and operational risk), Board oversight of different types of risks is handled in different ways. For example, the full Board receives and reviews reports from senior personnel of the investment adviser (including senior compliance, financial reporting and investment personnel) or its affiliates regarding various types of risks, such as operational, compliance and investment risk, and how they are being managed. The Audit Committee participates in the oversight of risk management in certain areas, including meeting with the Funds’ Treasurer and with the Funds’ independent registered public accounting firm (“auditors”) to discuss, among other things, annual audits of the Funds’ financial statements and the auditors’ reports thereon and the auditors’ annual reports on internal control.
          Board Meetings and Committees
          The Board has formed an Audit Committee that is responsible for overseeing each Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers and for acting as a liaison between the Fund’s auditors and the Board. Currently, the members of the Audit Committee are: John C. Hover II, Victor F. Imbimbo, Jr., Stephen V. Murphy, Alan Brott and Thomas G. Yellin. Mr. Brott serves as Chairman of the Audit Committee and is an Audit Committee Financial Expert. If elected, each of the nominees is expected to serve as a member of the Audit Committee. The Board has adopted a written charter for the Audit Committee, which was most recently reviewed by the Audit Committee at its meeting on June 25, 2010. The Funds do not provide the Audit Committee charter on a website, but a copy of the Audit Committee charter is attached to this Proxy Statement as Exhibit 3.
          The Board has also formed a Nominating Committee. The duties and functions of the Nominating Committee include reviewing candidates for and making nominations of Independent Directors to the Board, periodically reviewing the composition of the Board to determine whether for any reason it may be appropriate to add new Directors, reviewing the membership of each committee established by the Board, and reviewing and making recommendations to the Board regarding the compensation of Independent Directors. The Nominating Committee believes that the significance of each nominee’s experience, qualifications, attributes or skills is particular to that individual, meaning there is no single litmus test of these matters and that board effectiveness is best evaluated at a group level, not an individual level. As a result, the Nominating Committee has not established specific, minimum qualifications that must be met by an individual wishing to serve as a Director. When evaluating candidates for a position on the Board, the Nominating Committee considers the potential impact of the candidate, along with his/her particular experiences, on the Board as a whole. The diversity of a candidate’s background or experiences, when considered in comparison to the background and experiences of other members of the Board, may or may not impact the Nominating Committee’s view as to the candidate. In assessing these matters, the Nominating Committee typically considers the following criteria, among other factors it may deem relevant:
•	the character and integrity of the person;

•	whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Funds;

•	whether or not the person has any relationships that might impair his or her service on the Board;

•	whether nomination of the person would be consistent with the Funds’ policies and applicable laws and regulations regarding the number and percentage of Independent Directors on the Board;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;

•	whether or not the person is willing and able to serve and commit the time necessary for the performance of the duties and responsibilities of a Director of the Funds;

•	for nomination of a current Director, whether or not the Director has demonstrated a commitment to discharging the oversight responsibilities of a Director; and

•	a demonstrated record of professional accomplishment.
          The Nominating Committee does not have a policy with regard to the consideration of any Director candidates recommended by Members, as the Funds do not hold annual meetings to elect Directors. The Nominating Committee currently consists of John C. Hover II, Victor F. Imbimbo, Jr., Stephen V. Murphy, Alan Brott and Thomas G. Yellin. If elected, all of the nominees are expected to serve as members of the Nominating Committee. The Board and the Master Fund Board have adopted a written charter for the Nominating Committee. The Funds do not provide the Nominating Committee charter on a website, but a copy of the Nominating Committee charter is attached to this Proxy Statement as Exhibit 4.
          During the most recent fiscal year of the Funds, which ended on March 31, 2010, the Board of each Fund held four regular meetings, the Audit Committee held five meetings and the Nominating Committee held no meetings. Each Director attended at least 75% of the total number of meetings of the Board, the Audit Committee and the Nominating Committee held during the fiscal year ended March 31, 2010 (or during the Director’s period of service if not a Director for the full fiscal year).
          Report of the Audit Committee
          In discharging its duties, during the 2010 fiscal year, the Audit Committee met with and held discussions with management and with the Funds’ auditors, PricewaterhouseCoopers LLP (“PwC”). PwC has represented that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended. PwC provided to the Audit Committee the written disclosures required by Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, and the Audit Committee discussed with representatives of PwC their firm’s independence with respect to the Funds.
          Members are reminded, however, that the members of the Audit Committee are not necessarily professionally engaged in the practice of auditing or accounting. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and PwC. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audits of the Funds’ financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund’s auditors are, in fact, “independent.”
          Based on the Audit Committee’s review and discussions of the audited financial statements of the Funds for the fiscal year ended March 31, 2010 with Fund management and PwC, the Audit Committee recommended to the Board the inclusion of the audited financial statements of each Fund for the fiscal year ended March 31, 2010 in the Annual Reports of the Funds.
          Director Compensation
          The following table sets forth certain information regarding the compensation received by the nominees who currently serve as Independent Directors for the fiscal year ended March 31, 2010 from the Funds and from the Fund Complex. No compensation is paid by the Funds to Directors, if any, who are “interested persons,” as defined by the 1940 Act, of the Funds.
BOARD COMPENSATION TABLE

		(3)		(5)
		Pension or		Total
	(2)	Retirement	(4)	Compensation
(1)	Aggregate	Benefits Accrued as	Estimated Annual	from Fund and
Name of Person,	Compensation	Part of Fund	Benefits Upon	Fund Complex
Position	from Fund	Expenses	Retirement	Paid to Directors*
Alan Brott, Director	$14,500	$0	$0	$14,500

Thomas G. Yellin, Director	$14,500	$0	$0	$14,500

*	The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ended March 31, 2010. As of March 31, 2010, the “Fund Complex” consisted of the Fund and 8 other registered investment companies advised by BACA and its affiliates or that hold themselves out to investors as companies related to the Fund for purposes of investment or investor services.
          With respect to the Master Fund, until July 1, 2010, the Independent Directors received an annual retainer of $10,000 and per-meeting fees of: $2,000 for in-person attendance at quarterly meetings of the Board; $1,000 for telephone participation at a quarterly Board meeting or for participation at a telephonic special meeting of the Board; and $1,000 for each Audit Committee meeting (whether held in-person or by telephone). Certain Board-related fees are incurred directly by the Feeder Funds. With respect to each of the Feeder Funds, until July 1, 2010, each Independent Director received per-meeting fees of: $500 for attendance at quarterly meetings of the Board; and $500 for telephonic participation at a quarterly Board meeting or for participation at a telephonic special meeting of the Board. Effective July 1, 2010, each Independent Director receives an annual retainer of $40,000 for his services to the Master Fund and the Feeder Funds, and no longer receives any per-meeting fees. The retainer is paid by the Master Fund and allocated pro-rata to the Feeder Funds. All Independent Directors may be reimbursed for out-of-pocket expenses related to their attendance at each regular or special meeting of the Board or of any committee thereof and for their expenses, if any, in connection with any other service or activity they perform or engage in as Independent Directors.
          Nominee Equity Ownership
          The following table sets forth, as of January 24, 2011, with respect to each nominee, certain information regarding the beneficial ownership of Interests in the Funds and of the equity securities of all registered investment companies overseen by the nominee, if elected, within the same family of investment companies as the Funds.

(3)
Aggregate Dollar
Range of Equity
Securities of All
Funds Overseen or
	(2)	(2)	(2)	(2)	to be Overseen by
(1)	Dollar Range of	Dollar Range of	Dollar Range of	Dollar Range of	Nominee in Family
Name of	Interests	Interests	Interests	Interests	of Investment
Nominee	of TI 1 Fund	of TI 2 Fund	of TE Fund	of the Master Fund	Companies
Henry S. Bienen	None	None	None	None	None
Alan Brott	None	None	None	None	None
Brian P. Gallagher	None	None	None	None	None
Victor J. Raskin	None	None	None	None	None
Thomas G. Yellin	None	None	None	None	None
          [As of January 24, 2011, none of the Independent Directors or nominees for election as Directors, nor the immediate family members of the Independent Directors or nominees, beneficially owned or owned of record securities of Grosvenor, BACA or MLPFS, or of any persons directly or indirectly controlling, controlled by or under common control with Grosvenor, BACA or MLPFS.]
          Section 16(a) Beneficial Ownership Reporting Compliance
          Section 16(a) of the Securities Exchange Act of 1934 Act (the “1934 Act”) and Section 30(h) of the 1940 Act, taken together, require the Directors, beneficial owners of more than 10% of a Fund’s Interests, BACA and executive officers of the Funds (collectively, “Reporting Persons”) to file with the SEC reports of their ownership and changes in their ownership of such Fund’s securities. The Funds believe that each of the Reporting Persons who was a Reporting Person during the fiscal year ended March 31, 2010 has complied with applicable filing requirements.

          Investment Adviser, Placement Agent and Administrator
          BACA is a Delaware corporation and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. BACA serves as the manager or investment adviser to registered investment companies and private investment companies, and may, in the future, serve as an investment adviser of other registered and private investment companies. The offices of BACA are located at 100 Federal Street, Boston, Massachusetts 02110, and its telephone number is [1-866-921-7951]. The offices of Grosvenor are located at 900 North Michigan Avenue, Suite 1100, Chicago, Illinois 60611 and its telephone number is (312) 506-6500. MLPFS serves as the placement agent. Its offices are located at 4 World Financial Center, 250 Vesey Street, New York, New York 10080. BNY Mellon Investment Servicing (US) Inc. (the “Administrator”) provides accounting and certain administrative and investor services to the Funds. The offices of the Administrator are located at 301 Bellevue Parkway, Wilmington, DE 19809.
          Independent Registered Public Accounting Firm
          The engagement of PwC as the independent registered public accounting firm of each Fund for the fiscal year ending March 31, 2011 was approved by the Audit Committee of each Fund, and the selection of PwC was unanimously ratified by the Board, including the separate vote of all of the Independent Directors, at meetings of the Audit Committee and the Board held on June 26, 2010. PwC, with offices at 300 Madison Avenue, New York, New York 10017, has served in such capacity since, with respect to the Master Fund, July 22, 2002 and, with respect to the Feeder Funds, since November 30, 2009.
          Representatives of PwC are not expected to be present at the Meeting, but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
          Audit Fees
          For the fiscal years ended March 31, 2009 and March 31, 2010, the aggregate fees billed by PwC for professional services rendered for the annual audit of the Funds’ financial statements were as follows:

	2009	2010
TI 1 Fund	$0	$32,000
TI 2 Fund	$0	$0
TE Fund	$0	$0
Master Fund	$74,225	$75,878

          Audit-Related Fees
          For the fiscal years ended March 31, 2009 and March 31, 2010, the aggregate fees billed by PwC for assurance and related services reasonably related to the performance of the annual audit of the Funds’ financial statements and not reported under Audit Fees above were as follows:

	2009	2010
TI 1 Fund	$0	$0
TI 2 Fund	$0	$0
TE Fund	$0	$0
Master Fund	$5,775	$5,775
          Audit-related fees include certain agreed-upon procedures performed for semi-annual reports to Members and technical research on accounting and disclosure matters.
          During its regularly scheduled meetings, the Audit Committee pre-approves all audit, audit-related, tax and other services to be provided by PwC to the Funds. The Audit Committee has delegated pre-approval authority to its chairman for any subsequent new engagements that arise between regularly scheduled meeting dates, provided that any such pre-approved fees are presented to the Audit Committee at its next regularly scheduled meeting.
          Tax Fees
          For the fiscal years ended March 31, 2009 and March 31, 2010, the aggregate fees billed by PwC for tax compliance, tax advice, and tax planning with respect to the Funds were as follows:

	2009	2010
TI 1 Fund	$0	$24,503
TI 2 Fund	$0	$0
TE Fund	$0	$0
Master Fund	$120,290	$110,723
          All Other Fees
          For the fiscal years ended March 31, 2009 and March 31, 2010, there were no fees billed by PwC for services provided to the Funds other than those described above.

          Aggregate Non-Audit Fees
          For the fiscal years ended March 31, 2009 and March 31, 2010, the non-audit fees billed by PwC for services rendered to: the Funds, BACA and any entity controlling, controlled by or under common control with BACA that provides ongoing services to the Funds was $0 and $387,000, respectively, and as follows for each of the Funds:

	2009	2010
TI 1 Fund	$0	$24,503
TI 2 Fund	$0	$0
TE Fund	$0	$0
Master Fund	$120,290	$110,723
          All such services provided to BACA and any such control person were pre-approved by the Audit Committee.
          Required Vote
          Election of each nominee as a Director of a Fund requires the vote of a plurality of the votes of Members of such Fund present or represented by proxy at the Meeting and entitled to vote on the election of the nominees. See “Voting Information” for additional information regarding voting requirements.
II. Voting Information.
          Proxy Solicitation
          If you properly authorize your proxy through the Internet or telephonically, or by marking, executing and returning the enclosed proxy card, and your proxy is not subsequently revoked, your votes will be cast at the Meeting. If you give instructions, your votes will be cast in accordance with your instructions. If you return your signed proxy card without instructions, your votes will be cast, (i) FOR the approval of the New Advisory Agreement (Proposal 1) and (ii) FOR the election of the five nominees to serve as Directors of each Fund (Proposal 2) (each, a “Proposal”). Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on any adjournment of the Meeting.
          Revocation of Proxies and Abstentions
          A Member giving a proxy may revoke it at any time before it is exercised by: (i) submitting a written notice of revocation; (ii) submitting a subsequently executed proxy in writing or via the Internet; (iii) attending the Meeting and voting in person; or (iv) providing notice of revocation via the Internet or by touch-tone telephone.
          If a proxy (i) is properly executed and returned marked with an abstention (with respect to Proposal 1) or accompanied by instructions to withhold authority to vote (with respect to Proposal 2), or (ii) represents a nominee “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote on a particular matter with respect to which the broker or nominee does not have discretionary power to vote) (collectively, “abstentions”), the Interest represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. If a proxy is properly executed and returned and is marked with an abstention, the proxy will not be voted on any matter as to which the abstention applies. Abstentions will have the effect of a vote “Against” approval of Proposal 1, but will have no effect on the outcome of voting on Proposal 2.
          Quorum Requirements
          A quorum of Members of a Fund is necessary to properly convene the Meeting with respect to such Fund. For each of the Master Fund and TI 1 Fund, a quorum will exist if Members with capital account balances representing in aggregate thirty percent of the aggregate capital account balances of all Members (exclusive of any special member) of such Fund and who are entitled to vote as of the Record Date are present in person or by proxy at the Meeting. For each of TI 2 Fund and TE Fund, the presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members of such Fund as of the Record Date shall constitute a quorum.
          Adjournments
          If a quorum for any Fund is not present at the Meeting or if a quorum is present but sufficient votes to approve Proposal 1 are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. For each of the Master Fund and TI 1 Fund, any adjournment will require the vote of Members whose capital account balances in the aggregate represent more than one-half of the aggregate capital account balances of all Members of such Fund present in person or by proxy at the Meeting and who are entitled to vote and have voted with respect to such adjournment, whether or not a quorum is present. For each of TI 2 Fund and TE Fund, the Meeting with respect to such Fund may be adjourned by action of Members present at such meeting in person or by proxy holding a majority of the total number of votes eligible to be cast by such Members. If a quorum is present and an adjournment is proposed, the persons named as proxies will vote those proxies which they are entitled to vote “For” Proposal 1 in favor of such adjournment, and will vote those proxies required to be voted “Against” Proposal 1 against such adjournment. At any adjourned Meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting originally called.

III. Other Matters and Additional Information.
          Other Business at the Meeting
          The Board does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named as proxies to vote on such matters in accordance with their best judgment, unless specific restrictions have been given.
          Future Member Proposals
          Pursuant to rules adopted by the SEC under the 1934 Act, Members may request inclusion in a Fund’s proxy statement for a meeting of Members certain proposals for action which they intend to introduce at such meeting. Any Member proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to Members. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the 1934 Act. Because the Funds do not hold regular meetings of Members, no anticipated date for the next meeting can be provided. Any Member wishing to present a proposal for inclusion in the proxy materials for the next meeting of Members should submit such proposal to the Funds’ Secretary.
          Communication with the Board
          Members wishing to submit written communications to the Board should send their communications to the Secretary of the Funds at the principal office of the Funds. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.
          Appraisal Rights
          Members do not have any appraisal rights in connection with the Proposals.
          Results of Voting
          Members will be informed of the results of voting at the Meeting in the 2011 annual reports of the Funds, which will be sent to Members on or before May 30, 2011.

MEMBERS ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. ADDITIONAL PROCEDURES YOU MAY USE TO VOTE ARE DESCRIBED ON THE ENCLOSED PROXY CARD.

By Order of the Board of Directors

Name:	Steven L. Suss
Title:	President

Dated:	[ ]

EXHIBIT 1
          To the knowledge of the Funds, the following are the only persons who owned of record or beneficially, five percent or more of the respective Fund’s Interests, as of the Record Date:
MASTER FUND

	Amount of Outstanding	Percentage of
Name and Address of Owner	Interests	Outstanding Interests
[_____]	$[_____]	[_____]%
[_____]	$[_____]	[_____]%
TI 1 FUND

	Amount of Outstanding	Percentage of
Name and Address of Owner	Interests	Outstanding Interests
[_____]	$[_____]	[_____]%
[_____]	$[_____]	[_____]%
TI 2 FUND

	Amount of Outstanding	Percentage of
Name and Address of Owner	Interests	Outstanding Interests
[_____]	$[_____]	[_____]%
[_____]	$[_____]	[_____]%
TE FUND

	Amount of Outstanding	Percentage of
Name and Address of Owner	Interests	Outstanding Interests
[_____]	$[_____]	[_____]%
[_____]	$[_____]	[_____]%

Exhibit 1 – 1

[As of January 24, 2011, the officers and Directors of the Funds as a group beneficially owned less than 1% of the outstanding Interests of each Fund.]

Exhibit 1 – 2

EXHIBIT 2
Grosvenor Registered Multi-Strategy Master Fund, LLC
FORM OF ADVISORY AGREEMENT
     AGREEMENT made this 1st day of April, 2011 by and between Grosvenor Registered Multi-Strategy Master Fund, LLC, a Delaware limited liability company (the “Fund”), and Grosvenor Capital Management, L.P., an Illinois limited partnership (the “Adviser”).
WITNESSETH:
     WHEREAS, the Fund has been established under the laws of the State of Delaware (i) to invest primarily in a portfolio of Portfolio Funds (as defined below), which invest and trade in a broad range of securities, currencies, commodities and other financial instruments and (ii) to maintain from time to time a limited exposure to currencies and other commodities;
     WHEREAS, the Fund is registered with the Securities and Exchange Commission (the “SEC”) pursuant to Section 8 of the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company;
     WHEREAS, the Fund and the Adviser wish to enter into an agreement setting forth the terms upon which the Adviser (or certain other parties acting pursuant to delegation from the Adviser) will perform certain services for the Fund;
     NOW, THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:
     1. (a) The Fund hereby employs the Adviser to furnish the Fund continuously with Portfolio Management Services (as defined in Section 2 hereof), subject to the authority of the Adviser to delegate certain of its responsibilities hereunder to other parties as provided in Section 1(b) hereof. The Adviser hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as and to the extent permitted by Section 1(b) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Adviser shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.
     (b) The Adviser may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related

Exhibit 2 – 1

     expenses) with respect to all or any portion of the Fund’s assets to one or more other parties (each such party, a “Subadviser”), pursuant in each case to a written agreement with such Subadviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the “1940 Act”) applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the Fund’s Board of Directors (the “Board”) and the investors in the Fund), subject, however, to such exemptions or no-action positions as may be granted by the SEC or its staff. Any Subadviser may (but need not) be affiliated with the Adviser.
     (c) In the event that the Adviser delegates to one or more Subadvisers all or part of its responsibilities hereunder with respect to the provision of Portfolio Management Services with respect to all or any portion of the Fund’s assets, the Adviser hereby agrees to furnish to the Fund the following services (“Oversight Services”):
(i) supervision and oversight of each Subadviser’s provision of Portfolio Management Services with respect to the Fund;
(ii) periodic evaluation of the Portfolio Management Services provided by each Subadviser, and of the investment performance of the Fund;
(iii) advice to and consultation with the Board with respect to matters relating to the investment operations of the Fund, including matters relating to the selection, evaluation, retention and possible termination of each Subadviser; and
(iv) regular reporting to the Board with respect to the foregoing matters.
     2. The Adviser acknowledges that the Fund seeks to achieve its investment objectives (the “Fund Objectives”) by investing and reinvesting its assets primarily in a portfolio of equity interests issued by limited partnerships, limited liability companies, business trusts and similar business vehicles whose primary business is investing in securities and other financial instruments but that are not registered or required to register as investment companies under the 1940 Act by virtue of the exclusion from the definition of “investment company” provided by Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (“Portfolio Funds”). Accordingly, in providing services to the Fund hereunder, and subject to the supervision of the Board, the Adviser shall (subject to any delegation made pursuant to Section 1(b) of this Agreement) perform the following duties (“Portfolio Management Services”), in each case based upon its professional skill, experience and judgment and in a manner consistent with the

Exhibit 2 – 2

Fund Objectives and the stated investment policies and investment restrictions of the Fund and such policies as may be adopted by the Board and communicated to the Adviser:
     (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets of the Fund in accordance with the Fund Objectives;
     (b) identifying Portfolio Funds that are suitable investments for the Fund in light of the Fund Objectives;
     (c) allocating the Fund’s assets among Portfolio Funds in light of the Fund Objectives;
     (d) purchasing and selling securities of Portfolio Funds and other issuers on behalf of the Fund, including the completion and execution of subscription agreements or similar contracts on behalf of the Fund with respect to, and placing orders for, such purchases and sales;
     (e) monitoring the performance of the Portfolio Funds in which the Fund has invested with a view to determining whether continued investment by the Fund in such Portfolio Funds is appropriate in light of the Fund Objectives;
     (f) evaluating and recommending appropriate changes to the Fund Objectives from time to time;
     (g) providing such other advice and services as the Board may from time to time reasonably request in connection with the investment operations of the Fund; and
     (h) regularly reporting to the Board with respect to the implementation of the investment policies of the Fund.
     3. Nothing in this Agreement shall require the Adviser to bear, or to reimburse the Fund for:
     (a) office space, office supplies, facilities and equipment for the Fund;
     (b) executive and other personnel for managing the affairs of the Fund, other than for the provision of (1) Portfolio Management Services and (2) Oversight Services (if the Adviser shall have delegated to one or more Subadvisers any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services);
     (c) any of the costs of printing and mailing the items referred to in Sub-Section (p) of this Section 3;

Exhibit 2 – 3

     (d) any of the costs of preparing, printing and distributing sales literature;
     (e) compensation of members of the Board of the Fund who are not directors, officers or employees of the Adviser or of any affiliated person (other than a registered investment company) of the Adviser;
     (f) registration, filing and other fees in connection with requirements of regulatory authorities;
     (g) the charges and expenses of any entity appointed by the Fund for custodial, paying agent, investor servicing and administration services;
     (h) charges and expenses of independent accountants retained by the Fund;
     (i) charges and expenses of any transfer agents and registrars appointed by the Fund;
     (j) brokers’ commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;
     (k) taxes and fees payable by the Fund to federal, state or other governmental agencies;
     (l) any cost of certificates representing interests in the Fund;
     (m) legal fees and expenses in connection with the affairs of the Fund, including fees and expenses incurred in connection with compliance with federal and state securities and other laws;
     (n) expenses of meetings of investors in, and the Board of, the Fund;
     (o) interest, including interest on borrowings by the Fund;
     (p) the costs of services, including services of counsel, required in connection with the preparation of the Fund’s registration statements and offering memoranda, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Fund, and notices and proxy solicitation material furnished to investors in the Fund or regulatory authorities; and
     (q) the Fund’s expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.
     4. All activities undertaken by the Adviser or any Subadviser pursuant to this Agreement shall at all times be subject to the supervision and control of the Board, any duly

Exhibit 2 – 4

constituted committee thereof or any officer of the Fund acting pursuant to like authority and to such policies as the Board may determine.
     5. The services to be provided by the Adviser hereunder are not to be deemed exclusive and the Adviser shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.
     6. As full compensation for all services rendered, facilities furnished and expenses borne by the Adviser hereunder, the Fund shall pay the Adviser compensation calculated and payable in the manner set out in Schedule A hereto (or such lesser amount as the Adviser may from time to time agree to receive). The Adviser hereby acknowledges that the Fund’s obligation to pay such compensation is binding only on the assets and property belonging to the Fund.
     7. It is understood that any of the investors in and managers, officers, employees and agents of the Fund may be a shareholder, member, partner, director, officer, employee or agent of, or be otherwise interested in, the Adviser, any affiliated person of the Adviser, any organization in which the Adviser may have an interest or any organization which may have an interest in the Adviser; that the Adviser, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in this Agreement and Operating Agreement of the Fund, the certificate of limited partnership of the Adviser or specific provisions of applicable law.
     8. (a) This Agreement shall become effective as of the date of its execution, and unless otherwise terminated, this Agreement shall continue in effect through March 31, 2013, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the members of the Board who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
     (b) This Agreement may at any time be terminated on sixty days’ written notice to the Adviser either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund.
     (c) This Agreement shall automatically terminate in the event of its assignment.
     (d) This Agreement may be terminated by the Adviser on sixty days’ written notice to the Fund.
     (e) Termination of this Agreement pursuant to this Section 8 shall be without the payment of any penalty.

Exhibit 2 – 5

     (f) The Adviser agrees to notify the Fund of any change in the Adviser’s membership within a reasonable time after such change.
     9. This Agreement may be amended at any time by mutual written consent of the parties, provided that such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Fund (if such approval is required by the 1940 Act), and by vote of a majority of the members of the Board who are not interested persons of the Fund or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.
     10. For the purpose of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “affiliated person” and “assignment” shall have their respective meanings defined in the 1940 Act and the rules thereunder, subject, however, to such exemptions or no-action positions as may be granted by the Securities and Exchange Commission or its staff under the 1940 Act.
     11. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard of its obligations and duties hereunder, the Adviser, including its officers, directors, employees or agents and its affiliates, successors or other legal representatives (collectively, the “Affiliates”) shall not be subject to any liability to the Fund, to any investor in the Fund or to any officer or manager thereof, for any error or judgment, mistake of law, act or omission by Adviser or any of the Affiliates or by any sub-adviser or sub-manager, if any, or for any loss suffered by the Fund in the course of, or connected with, rendering services hereunder.
     12. (a) The Fund shall indemnify Grosvenor and its directors, officers or employees and their respective affiliates, executors, heirs, assigns, successors or other legal representatives (each an “Indemnified Person”) against any and all costs, losses, claims, damages or liabilities, joint or several, including, without limitation, reasonable attorneys’ fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person’s duties with respect to the Fund, except those resulting from the willful malfeasance, bad faith or gross negligence of an Indemnified Person or the Indemnified Person’s reckless disregard of such duties, and in the case of criminal proceedings, unless such Indemnified Person had reasonable cause to believe its actions unlawful (collectively, “disabling conduct”). Indemnification shall be made following: (i) a final decision on the merits by a court or other body before which the proceeding was brought that the Indemnified Person was not liable by reason of disabling conduct or (ii) a reasonable determination, based upon a review of the facts and reached by (A) the vote of a majority of the Directors who are not parties to the proceeding or (B) legal counsel selected by a vote of a majority of the Board in a written advice, that the Indemnified Person is entitled to indemnification hereunder. The Fund shall advance to an Indemnified Person (to the extent that it has available assets and need not borrow to do so) reasonable attorneys’ fees and other costs and expenses incurred in connection with defense of any action or proceeding arising out of such performance or non-performance. Grosvenor agrees, and each other Indemnified Person will agree as a condition

Exhibit 2 – 6

to any such advance, that in the event the Indemnified Person receives any such advance, the Indemnified Person shall reimburse the Fund for such fees, costs and expenses to the extent that it shall be determined that the Indemnified Person was not entitled to indemnification under this paragraph 12.
          (b) Notwithstanding any of the foregoing to the contrary, the provisions of paragraph 11 and this paragraph 12 shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under Federal Securities laws, which, under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited or modified under applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of paragraph 11 and this paragraph 12 to the fullest extent permitted by law.
     15. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid, illegal or otherwise unenforceable to any extent, then, to the fullest extent permitted by law: (a) such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement; (b) all other terms and provisions of this Agreement shall remain in full force and effect and shall be liberally construed in order to carry out the intent of the parties hereto as nearly as may be possible; and (c) the parties hereto shall use all reasonable efforts to substitute a valid, legal and enforceable provision which, insofar as practicable, implements the purposes and intent of this Agreement.
     16. The provisions of this Agreement, including without limitation, paragraphs 6, 11 and 12, of this Agreement, that by their terms or by their context are to be performed in whole or in part after termination of this Agreement shall survive termination of this Agreement.
     17. Any notice under this Agreement shall be given in writing and shall be deemed to have been duly given when delivered by hand or facsimile or five days after mailed by certified mail, post-paid, by return receipt requested to the other party at the principal office of such party.
     18. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the 1940 Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.
     19. The Fund represents that this Agreement has been duly approved by the Board, including the vote of a majority of the Independent Directors, and by the vote of a “majority of the outstanding voting securities of the Fund,” as defined by the 1940 Act and the rules thereunder.
     20. The parties to this Agreement agree that the obligations of the Fund under this Agreement shall not be binding upon any of the Directors, members of the Fund or any officers,

Exhibit 2 – 7

employees or agents, whether past, present or future, of the Fund, individually, but are binding only upon the assets and property of the Fund.
     21. This Agreement embodies the entire understanding of the parties.
[The remainder of this page intentionally left blank.]

Exhibit 2 – 8

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

GROSVENOR REGISTERED MULTI-STRATEGY MASTER FUND, LLC

By:
Name: Scott J. Lederman
Title: President and Chief Executive Officer

GROSVENOR CAPITAL MANAGEMENT, L.P.

By:	GCM, L.L.C., its General Partner
By:	Grosvenor Holdings, L.L.C., its Manager

By:
Name: Paul Meister
Title: Vice President

Exhibit 2 – 9

SCHEDULE A
COMPENSATION
     Capitalized terms used in this Schedule A but not defined herein or elsewhere in this Agreement shall have the meanings given them in the Fund’s Operating Agreement, as in effect from time to time.
     The compensation payable by the Fund to the Adviser under this Agreement shall consist of the following:
     1. Advisory Fee. The Fund will pay to the Adviser an advisory fee (the “Advisory Fee”), monthly in arrears. The Advisory Fee is payable at the annual rate of 1.0% of the average net assets of the Fund. On or before the tenth business day of each month, the Fund will calculate an amount (the “Monthly Advisory Fee”) equal to 0.0833% of the net asset value of the Fund as of the last business day of the previous month, determined before giving effect to the payment of the accrued Monthly Advisory Fee being calculated or to any repurchases or distributions as of such date or any capital contributions made on such date (such capital contributions being deemed to be made as of the next day). The Fund will pay the Monthly Advisory Fee for each Payment Month to the Adviser on or before the thirtieth day of the following month. The Monthly Advisory Fee shall be calculated on a pro rata basis in the case of any partial months.
     Within 60 days after the Fund’s fiscal year end, the Fund will cause its net asset value as of the last business day of each month in such fiscal year to be reviewed. Based on the review, the Monthly Advisory Fee for each month in such fiscal year shall be recalculated. If the sum of the Monthly Advisory Fees (as recalculated) for such fiscal year exceeds the amounts paid already by the Fund to the Adviser in respect of such Monthly Advisory Fees, then the Fund shall pay the amount of such excess to the Adviser within 45 days after the completion of the review. If the sum of the Monthly Advisory Fees (as recalculated) for such fiscal year is less than the amounts paid already by the Fund in respect of such Monthly Advisory Fees, then the Fund shall reduce the amount of the next Monthly Advisory Fee paid by it to the Adviser by the amount of such deficit (and, if necessary to fully account for such deficit, subsequent Monthly Advisory Fees).
     2. Reimbursement of Certain Expenses. The Fund will reimburse the Adviser or one or more Subadvisers for out-of-pocket expenses incurred by the Adviser or such Subadviser(s) in connection with the provision of Portfolio Management Services to the Fund, provided that the total amount of such reimbursement shall not exceed $25,000 for any calendar year.

Exhibit 2 – 10

EXHIBIT 3
GROSVENOR REGISTERED MULTI-STRATEGY FUND (TI 1), LLC
GROSVENOR REGISTERED MULTI-STRATEGY FUND (TI 2), LLC
GROSVENOR REGISTERED MULTI-STRATEGY FUND (TE), LLC
AUDIT COMMITTEE CHARTER
November 30, 2009, as amended June 25, 2010
          This charter sets forth the purpose, authority and responsibilities of the Audit Committees of the Boards of Directors (the “Boards”) of Grosvenor Registered Multi-Strategy Fund (TI 1), LLC, Grosvenor Registered Multi-Strategy Fund (TI 2), LLC and Grosvenor Registered Multi-Strategy Fund (TE), LLC (each, a “Company”), each a Delaware limited liability company.
Purposes
          The Audit Committee of each Board (each, a “Committee”) has, as its primary purpose, oversight responsibility with respect to: (a) the adequacy of the Company’s accounting and financial reporting processes, policies and practices; (b) the integrity of the Company’s financial statements and the independent audit thereof; (c) the adequacy of the Company’s overall system of internal controls and, as appropriate, the internal controls of certain service providers; (d) the Company’s compliance with certain legal and regulatory requirements; (e) determining the qualification and independence of the Company’s independent auditors; and (f) the Company’s internal audit function.
Authority
          Each Committee has been duly established by its Board and shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain counsel and other experts or consultants at the expense of the applicable Company. Each Committee has the authority and responsibility to retain and terminate the applicable Company’s independent auditors. In connection therewith, each Committee must evaluate the independence of the applicable Company’s independent auditors and receive the auditors’ specific representations as to their independence.
Composition and Term of Committee Members
          Each Committee shall be comprised of the Directors who are “Independent Directors,” which term shall mean each Director (i) who is not an “interested person,” as defined in the Investment Company Act of 1940, as amended, of the applicable Company; and (ii) who has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the applicable Company (other than fees for serving as a Director or member of the applicable Company’s Committee). The members of each Committee shall designate one member to serve as Chairman of the respective Committee, with Alan Brott serving as the initial Chairman of each Committee.

Exhibit 3 – 1

          Each member of each Committee shall serve until a successor is appointed.
          The Board of each Company shall determine whether each Committee has at least one member who is an “audit committee financial expert,” (“ACFE”) as such term is defined in the rules adopted under Section 407 of the Sarbanes-Oxley Act of 2002. The designation of a person as an ACFE is not intended to impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the respective Committee, nor does it decrease the duties and obligations of other Committee members or the Board of each Company.
Meetings
          Each Committee shall meet on a regular basis and no less frequently than semi-annually. Periodically, each Committee shall meet to discuss with management the annual audited financial statements and semi-annual financial statements of the respective Company. Periodically, each Committee should meet separately with management, the applicable Company’s administrator and independent auditors to discuss any matters that the Committee or any of these persons or firms believe should be discussed privately. Each Committee may request any officer or employee of the applicable Company’s investment adviser or the applicable Company’s legal counsel (or counsel to the Independent Directors of the Board) or independent auditors to attend a meeting of the respective Committee or to meet with any members of, or consultants to, the respective Committee.
          Minutes of each meeting will be taken and circulated to all members of the respective Committee in a timely manner.
          Any action of the respective Committee requires the vote of a majority of the respective Committee members present, whether in person or otherwise, at the meeting at which such action is considered. At any meeting of the respective Committee, two members of the respective Committee shall constitute a quorum for the purpose of taking any action.
Duties and Powers and of the Committee
          The duties and powers of each Committee include, but are not limited to, the following:
•	bear direct responsibility for the appointment, compensation, retention and oversight of the work of the applicable Company’s independent auditors (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the applicable Company, and the independent auditors must report directly to the respective Committee;

•	set the compensation of the independent auditors, such amount to be paid by the applicable Company;

•	evaluate the independence of the applicable Company’s independent auditors and receive the auditors’ specific representations as to their independence;

Exhibit 3 – 2

•	to the extent required by applicable law, pre-approve: (i) all audit and non-audit services that the applicable Company’s independent auditors provide to the applicable Company, and (ii) all non-audit services that the applicable Company’s independent auditors provide to the applicable Company’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the applicable Company, if the engagement relates directly to the operations and financial reporting of the applicable Company;

•	meet with the applicable Company’s independent auditors, including private meetings, as necessary to (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the applicable Company’s financial statements, including any adjustments to such statements recommended by the auditors, or other results of the audit; (iii) consider the auditor’s comments with respect to the applicable Company’s financial policies, procedures and internal accounting controls and management’s responses thereto; and (iv) review the form of opinion the auditors propose to render to the Directors and the members of the applicable Company;

•	review reports prepared by the applicable Company’s independent auditors detailing the fees paid to the applicable Company’s independent auditors for: (i) audit services (includes all services necessary to perform an audit, services provided in connection with statutory and regulatory filings or engagements and other services generally provided by independent auditors, such as comfort letters, statutory audits, attest services, consents and assistance with, and review of, documents filed with the Securities and Exchange Commission “SEC”); (ii) audit-related services (covers assurance and due diligence services, including, employee benefit plan audits, due diligence related to mergers and acquisitions, consultations and audits in connection with acquisitions, internal control reviews and consultations concerning financial accounting and reporting standards); (iii) tax services (services performed by a professional staff in the accounting firm’s tax division, except those services related to the audit, including tax compliance, tax planning and tax advice); and (iv) other services (includes financial information systems implementation and design);

•	ensure that the applicable Company’s independent auditors prepare and deliver annually to the applicable Committee a written statement describing: (i) the auditors’ internal quality control procedures; (ii) any material issues raised by the most recent internal quality control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried our by the auditors, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditors and the applicable Company, including each non-audit service provided to the applicable Company and the matters set forth in the standards for independence established by the Public Company Accounting Oversight Board;

•	receive and review a written report (or update, with respect to a semi-annual filing), as of a date 90 days or less prior to the filing of the applicable Company’s annual (or semi-annual) report with the SEC, to the applicable Committee from the applicable Company’s independent auditors regarding any: (i) critical accounting policies to be used; (ii) alternative accounting treatments that have been discussed with the applicable

Exhibit 3 – 3

Company’s management along with a description of the ramifications of the use of such alternative treatments and the treatment preferred by the independent auditors; (iii) material written communications between the auditor and management of the applicable Company; and (iv) all non-audit services provided to any entity in the applicable Company’s investment company complex that were not pre-approved by the applicable Committee;

•	oversee the applicable Company’s internal controls and annual and semi-annual financial reporting process, including results of the annual audit. Oversee internal accounting controls relating to the activities of the applicable Company’s custodian, investment adviser and administrator through the periodic review of reports, discussions with appropriate officers and consideration of reviews provided by internal audit staff;

•	meet with the applicable Company’s internal auditors (or other personnel responsible for the internal audit function) following an internal audit of the applicable Company to discuss significant risks and exposures, if any, to the applicable Company’s risk management processes and system of internal controls, and the steps taken to monitor and minimize such risks;

•	review of any issues brought to each Committee’s attention by independent auditors or the applicable Company’s management, including those relating to any deficiencies in the design or operation of internal controls which could adversely affect the applicable Company’s ability to record, process, summarize and report financial data, any material weaknesses in internal controls and any fraud, whether or not material, that involves management or other employees who have a significant role in the applicable Company’s internal controls;

•	review and evaluate the qualifications, performance and independence of the lead partner of the applicable Company’s independent auditors;

•	require the applicable Company’s independent auditors to report any instance of an audit partner of those auditors earning or receiving compensation based on that partner procuring engagements with the applicable Company to provide any services other than audit, review or attest services;

•	resolve any disagreements between the applicable Company’s management and independent auditors concerning the Company’s financial reporting;

•	to the extent there are Directors who are not members of the respective Committee, report its activities to the respective full Board on a regular basis and make such recommendations with respect to the above and other matters as the applicable Committee may deem necessary or appropriate;

•	review the respective Committee’s charter at least annually and recommend any material changes to the respective Board; and

•	review such other matters as may be appropriately delegated to the respective Committee by the respective Board.

Exhibit 3 – 4

GROSVENOR REGISTERED MULTI-STRATEGY MASTER FUND, LLC
AUDIT COMMITTEE CHARTER
1.	Composition. The Audit Committee shall be composed entirely of Board members who are not “interested” persons of Grosvenor Registered Multi-Strategy Master Fund, LLC (the “Fund”) or any investment adviser or principal underwriter, as defined in the Investment Company Act of 1940, to any Fund. The full Board of Directors shall designate the members of the Committee and shall either designate the Chairman or shall approve the manner of selection of the Chairman.

2.	Oversight. The function of the Audit Committee is oversight. Management* and the internal accounting staff are primarily responsible for the preparation of the Fund’s financial statements and the independent auditors are responsible for auditing those financial statements. Management is also responsible for maintaining appropriate systems for accounting and internal control, and the independent auditors are primarily responsible for considering such controls in connection with their financial statement audits. The independent auditors for the Fund are accountable to the Fund’s Board and Audit Committee. The Audit Committee has the authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors, as have the full Board.

3.	Specific Responsibilities and Powers. The Fund’s Audit Committee has the responsibility and power to:
(a)	(i) review annually with management and the independent auditors their separate evaluations of the adequacy and effectiveness of the Fund’s system of internal controls; (ii) review with management and the independent auditors: any significant audit findings related to the Fund’s systems for accounting, reporting and internal controls; and any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable;

(b)	approve, and recommend to the full Board for its ratification and approval in accord with applicable law, the selection and appointment of an independent auditor for the Fund prior to the engagement of such independent auditor;

(c)	pre-approve all audit and non-audit services provided to the Fund by its independent auditor, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Audit Committee is informed of each service, and such policies do not include delegation to management of the Audit Committee’s responsibilities under the Securities Exchange Act of 1934 or applicable rules;

*	For purposes of this Charter, the term management means the appropriate officers of the Fund, and its investment adviser(s), administrator(s) and other key service providers (other than the independent auditors). Also for purposes of this Charter, the phrase internal accounting staff means the appropriate officers and employees of the Fund, and its investment adviser(s), administrator(s) and other key service providers (other than the independent auditors).

Exhibit 3 – 5

(d)	pre-approve all non-audit services provided by the Fund’s independent auditor to the Fund’s investment adviser (except a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

(e)	consider management reports from the auditor and discussions with management to identify: conflicts of interest between management and the independent auditor as a result of employment relationships; the provision of prohibited non-audit services to the Fund by its independent auditor; violations of audit partner rotation requirements; and prohibited independent auditor compensation arrangements whereby individual auditors are compensated based on selling non-audit services to the Fund;

(f)	(i) ensure that the independent auditors submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the independent auditors and the Fund; (ii) actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and (iii) recommend that the Board take appropriate action in response to such formal written statement to satisfy themselves of the independent auditors’ independence;

(g)	meet with the Fund’s independent auditors and management, including private meetings, as appropriate, to: (i) review the form and substance of the Fund’s financial statements and reports and to report the result of such meetings to the full Board; (ii) review the arrangements for and the scope of the annual audit and any special audits or other special services; (iii) discuss any matters of concern arising in connection with the audits of the Fund’s financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of audits; (iv) consider the quality and adequacy of the internal accounting staff, if any; (v) consider the independent auditors’ comments with respect to the appropriateness and adequacy of the Fund’s financial policies, procedures and internal accounting controls (including computer system controls and controls over the daily net asset valuation process and the adequacy of the computer systems and technology used in the Fund’s operations) and review management’s responses thereto; (vi) review the matters about which Statement on Auditing Standards No. 114 requires discussion; and (vii) review with the independent auditors their opinions as to the fairness of the financial statements;

(h)	consider the effect on the Fund of: (i) any changes in accounting principles or practices proposed by management or the independent auditors; (ii) any changes in service providers, such as Fund accountants or administrators, that could impact the Fund’s internal controls; or (iii) any changes in schedules (such as fiscal or tax year-end changes) or structures or transactions that require special accounting activities or resources;

Exhibit 3 – 6

(i)	review the fees charged by the independent auditors for audit and non-audit services; and

(j)	report its activities to the full Board on a regular basis and make such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate.
4.	Subcommittees. The Audit Committee may form and delegate authority to one or more subcommittees (which may consist of one or more Audit Committee members), as it deems appropriate from time to time. Any decision of a subcommittee to pre-approve audit or non-audit services shall be presented to the full Audit Committee at its next meeting.

5.	Miscellaneous.
(a)	The Fund’s Audit Committee shall meet at least twice annually and is empowered to hold special meetings as circumstances require. The Committee shall record minutes of its meetings and shall invite management, counsel and representatives of service providers to attend meetings and provide information as it, in its sole discretion, considers appropriate.

(b)	The Fund’s Audit Committee shall meet periodically with representatives from management’s internal audit and internal risk departments.

(c)	The Fund’s Audit Committee shall be available at all times to meet with appropriate officers of the Fund and with internal accounting staff for consultation on audit, accounting and related financial matters.

(d)	The Fund’s Audit Committee shall be given the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.
The Committee shall have such further responsibilities as are given to it from time to time by the Board. The Committee shall consult, on an ongoing basis, with management, the independent auditors and counsel as to legal or regulatory developments affecting its responsibilities.
Approved: June 25, 2010

Exhibit 3 – 7

EXHIBIT 4
EXCELSIOR VENTURE PARTNERS
EXCELSIOR MULTI-STRATEGY HEDGE FUND OF FUNDS
GROSVENOR REGISTERED MULTI-STRATEGY FUNDS
Nominating Committee Charter and Procedures
Organization
The Nominating Committee (the “Committee”) of each fund referred to above (each, the “Fund”) shall be composed solely of members of the Board of Managers (“Managers”) who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Managers”). The Board of Managers (the “Board”) shall select the members of the Committee and each member shall serve until a successor is duly elected or such member is removed or resigns. The Board shall also designate the Chairperson of the Committee. The Committee shall meet with such frequency, and at such times, as determined by the Chairperson of the Committee or a majority of the Committee members. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The Committee may meet in person or by telephone, or other communication method by means of which all persons participating in the meeting can hear each other at the same time. The Chairperson will cause notice of each meeting, together with the agenda and any related materials, to be sent to each member, normally at least one week before the meeting. The Chairperson will cause minutes of each Committee meeting to be prepared and distributed to Committee members for approval. The Committee may ask legal counsel, representatives of the investment adviser, or others to attend Committee meetings and provide pertinent information as necessary.
Responsibilities
The Committee shall select and nominate persons for election or appointment by the Board as Managers of the Fund.
Evaluation of Potential Nominees
The Board believes that a Manager’s qualifications, experience, attributes and skills involve intangible elements, such as intelligence, work ethic, the ability to work together, to communicate effectively, to exercise judgment, to ask incisive questions, and to manage people and problems or to develop solutions. In evaluating potential Manager nominees (including any nominees recommended by Fund investors as provided below) in light of this standard, and to address certain legal and other requirements and considerations associated with composition of the Board, the Committee shall consider, among other factors it may deem relevant:
•	the character and integrity of the person;

•	whether or not the person is qualified under applicable laws and regulations to serve as a Manager of the Fund;

Exhibit 4 – 1

•	whether or not the person has any relationships that might impair his or her service on the Board;

•	whether nomination of the person would be consistent with Fund policy and applicable laws and regulations regarding the number and percentage of Independent Managers on the Board;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;

•	whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Manager of the Fund;

•	for nomination of a current Manager, whether or not the Manager has demonstrated a commitment to discharging the oversight responsibilities of a Manager; and

•	a demonstrated record of professional accomplishment.
When evaluating candidates for a position on the Board, the Committee shall consider the potential impact of the candidate, along with his/her particular experiences, on the Board as a whole. The diversity of a candidate’s background, experiences or individual qualities and attributes, when considered in comparison to those of other members of the Board, may or may not impact the Committee’s view as to the candidate.
Sources for Identification of Nominees
In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (1) the Fund’s current Managers, (2) the Fund’s officers, (3) the Fund’s investors (see below) and (4) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm, at the Fund’s expense, to identify potential candidates.
Submission of Nominations
While the Committee is solely responsible for the selection and nomination of Managers, the Committee may consider nominees recommended by Fund investors. The Committee will consider recommendations for nominees from Fund investors sent to the Secretary of the Fund, [ADDRESS]. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed pursuant to Item 22(b) of Schedule 14A, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by Fund investors, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.
Nomination of Managers
After a determination by the Committee that a person should be selected and nominated as a Manager of the Fund, the Committee shall present its recommendation to the full Board for its consideration.
Procedural Matters
The Committee shall meet periodically as it deems necessary, and shall prepare minutes of and report to the Board on its meetings.

Exhibit 4 – 2

The Committee shall have the authority to make reasonable expenditures, including expenditures to retain experts and counsel, related to the aforementioned duties and tasks that will be reimbursed by the Fund.
The Committee shall review the Charter and Procedures from time to time, as it considers appropriate.
Adopted: March 26, 2010

Exhibit 4 – 3

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735
To vote by Internet
1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.
To vote by Telephone
1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.
To vote by Mail
1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.
PLEASE DO NOT VOTE USING MORE THAN ONE METHOD
DO NOT MAIL YOUR PROXY CARD IF YOU VOTE BY
INTERNET OR TELEPHONE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M15825-P83256	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

Grosvenor Registered Multi-Strategy Master Fund, LLC

2.	Election of Directors

Nominees:		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
01) Henry S. Bienen	04) Victor J. Raskin	All	All	Except
02) Alan Brott	05) Thomas G. Yellin
03) Brian P. Gallagher

		☐	☐	☐

		For	Against	Abstain

1.	Approval of New Advisory Agreement	☐	☐	☐

3.	In their discretion on such other business as may properly come before the Meeting or any adjournment thereof.
If this proxy is properly executed and received by the Fund prior to the Meeting, the interests in the Fund represented hereby will be voted in the manner directed on this proxy card. If no directions are given, this proxy will be voted "FOR” Proposal 1 and “FOR ALL” nominees for election of directors.
PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.
Please date and sign exactly as name appears on this proxy card. Individuals, joint tenants and IRA investors, please sign exactly as name appears on this proxy card. With respect to entity investors, each person required to sign under the investor’s governing documents must sign. Executors, administrators, trustees, etc. should give their full title. If more than one authorized signatory is required, each signatory should sign. If Interests in the Fund are held jointly, each holder should sign.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com.

M15826-P83256
GROSVENOR REGISTERED MULTI-STRATEGY MASTER FUND, LLC
PROXY SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS FOR THE
SPECIAL MEETING OF MEMBERS TO BE HELD ON MARCH 21, 2011
The undersigned hereby appoints Steven L. Suss as proxy, with full power to appoint one or more substitutes, and hereby authorizes him to represent and to vote, as designated on the reverse side, the interest in Grosvenor Registered Multi-Strategy Master Fund, LLC (the “Fund”) held of record by the undersigned on January 24, 2011 at the Special Meeting (the “Meeting”) of Members of the Fund to be held at the offices of the Fund, One Bryant Park, 10th Floor, New York, New York 10036 on March 21, 2011 at 11:00 a.m. (Eastern Time) and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such Meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interest in the Fund covered hereby. I acknowledge receipt of the Notice of Special Meeting of Members and the Proxy Statement dated [               ].
Only properly executed proxies received before the Meeting will be voted at the Meeting or any adjournment thereof.